SUPPLEMENT DATED MAY 1, 2015

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

AMERICAN FUNDS® GROWTH PORTFOLIO

CLASS I AND P SHARES DATED MAY 1, 2015

This supplement revises the American Funds® Growth Portfolio Class I and P Shares summary prospectus dated May 1, 2015 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. This supplement contains the same information as the supplement for the American Funds® Growth Portfolio dated March 30, 2015. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Notice of Liquidation of the American Funds® Growth Portfolio

On March 25, 2015, the Board of Trustees approved a plan of liquidation for the American Funds Growth Portfolio (the “Feeder Fund”), a series of Pacific Select Fund (“PSF” or the “Trust”), and submission of a plan of substitution for the Feeder Fund by Pacific Life Insurance Company or Pacific Life & Annuity Company (the “Insurance Companies”), who sponsor the variable life insurance policies and variable annuity contracts for which the Feeder Fund serves as an investment vehicle, to the beneficial owners of the Feeder Fund, including contract owners (the “Beneficial Owners”). In approving the plan of liquidation, the Board considered several factors, including but not limited to the following: (a) the fact that the Insurance Companies plan to make available to Beneficial Owners another class of shares in a fund of the American Fund Insurance Series in which the Feeder Fund currently invests; (b) the fact that the Adviser of the Portfolio Optimization Portfolios has determined to remove the American Funds Growth Feeder Fund from the Portfolio Optimization Portfolios, which will leave the Feeder Fund with significantly reduced assets which could increase expenses; (c) the current and expected size of the Feeder Fund; (d) the terms and conditions of the Plan of Liquidation; (e) any direct or indirect costs to be incurred by the Feeder Fund and its shareholders as a result of the proposed liquidation and substitution; and (f) that the costs specifically incurred as a result of the proposed liquidation and substitution, other than transaction costs incurred in connection with the sale of Feeder Fund holdings to effect the liquidation of the Feeder Fund, will be paid by Pacific Life Fund Advisors LLC, the investment adviser for the Feeder Fund. The Feeder Fund invests in Class 1 shares of a corresponding fund of the American Funds Insurance Series (the “American Fund”). The liquidation of the Feeder Fund will occur only upon the approval of a plan of substitution for the Feeder Fund (the “Plan of Substitution”) by the Beneficial Owners with an investment interest in the Feeder Fund.

Plan of Substitution. If Beneficial Owners approve the Plan of Substitution for the Feeder Fund, the Feeder Fund will be liquidated on or about the close of business on October 30, 2015 (the “Liquidation Date”) pursuant to the Plan of Liquidation approved by the PSF Board on behalf of the Feeder Fund. The Plan of Substitution provides that on the Liquidation Date, the Insurance Companies will redeem shares of the Feeder Fund and exchange the Class 1 shares of the American Fund received in liquidation of the Feeder Fund for Class 4 shares of the American Fund, for the benefit of Beneficial Owners having an interest in the Feeder Fund at the time of substitution (the “Substitution”). The Substitution will take place at relative net asset value with no change in the dollar amount of any Beneficial Owner’s beneficial investment in the Feeder Fund. The American Fund is the same fund as that in which the Feeder Fund currently invests. The Substitution is not expected to increase a Beneficial Owner’s contract fees or charges paid under the variable life insurance policies and variable annuity contracts or the fund-level expenses that are indirectly paid by investors. If the Plan of Substitution is approved:

•	Shares of the PSF American Funds Growth Portfolio (the Feeder Fund) would be substituted with Class 4 shares of the American Funds Growth Fund.

More information about the Plan of Substitution and the American Fund will be provided in proxy materials that are expected to be mailed in August 2015. If Beneficial Owners do not approve the Plan of Substitution, the Feeder Fund will not be liquidated. If Beneficial Owners approve the Plan of Substitution, once the Feeder Fund has been liquidated, all references in the Prospectus to the Feeder Fund will be deleted. Apart from the proxy materials, no further notification regarding the liquidation of the Feeder Fund will be sent, unless circumstances change from those described above.

Transfers in and out of the Feeder Fund. At any time prior to the Liquidation Date, Beneficial Owners, including funds of funds of the Trust, may transfer out of the Feeder Fund consistent with the transfer provisions of the applicable variable life insurance or variable annuity product prospectus. Contract owners may transfer into any other available investment option under their policy or contract. Please see the Trust’s prospectus for information about other funds available for investment offered by the Trust. Please see your product prospectus for more information on transfers, including any restrictions on transfers into the Feeder Fund before the Liquidation Date.